                         FIRST AMENDMENT TO CREDIT AGREEMENT
                                   (March 29, 1999)


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT") is made and entered into as of March 29, 1999, among MICHAEL PETROLEUM CORPORATION, a Texas corporation (the "BORROWER"), the entities listed on the signature pages hereof as Lenders (collectively, the "Lenders"), and CHRISTIANIA BANK OG KREDITKASSE ASA ("CHRISTIANIA") as administrative agent (in such capacity, the "Agent").

                                 W I T N E S S E T H

     WHEREAS, the Borrower, the Agent and the Lenders entered into that certain Credit Agreement dated as of May 15, 1999 (the "CREDIT AGREEMENT"); and

     WHEREAS, the Borrower, the Agent and the Lenders wish to amend the Credit Agreement and provider for certain other matters as set forth herein;

     NOW, THEREFORE, for and in consideration of the mutual promises, the mutual agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

     1.   DEFINITIONS.

     (a) Capitalized terms used and not defined in this Amendment shall have the meanings specified in the Credit Agreement.

     (b) The definitions of "ABR" and "EURODOLLAR RATE" in Article I of the Credit Agreement are hereby deleted in their entirety and replaced by the following definitions of such terms:

          ABR means the highest of (i) the rate of interest publicly announced by Agent as its prime rate in effect at its principal office in New York City (the "Prime Rate") plus 0.5%, (ii) the secondary market rate for three-month certificates of deposit (adjusted for statutory reserve requirements) PLUS 1.5% and (iii) the Federal Funds Rate PLUS 1.0%.

          EURODOLLAR RATE means the rate (adjusted for statutory reserve requirements for eurocurrency liabilities) at which eurodollar deposits for one, two, three, or six (or, if available and acceptable to Required Lenders, nine or twelve) months (as selected by Borrower) are offered to Agent in the Interbank eurodollar market, PLUS 2.25%.

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     2.   WAIVER REGARDING LATE PRODUCTION REPORT.  The Agent and the Lenders
acknowledge that they have received the Production Report required under the terms of SECTION 5.1 of the Credit Agreement to be delivered no later than 45 days after (the "REQUIRED DELIVERY DATE") the last day of the calendar quarter commencing October 1, 1998 and hereby waive any Potential Default or Default arising from the delivery of such Production Report after the Required Delivery Date.

     3.   ACKNOWLEDGMENT AND WAIVER REGARDING NON-COMPLIANCE WITH SECTION
7.17. The Agent and the Lenders acknowledge that they received timely (within the requirements of SECTION 5.4 of the Credit Agreement) notice of the failure by Borrower to comply with the Minimum Interest Coverage Ratio covenant set forth in SECTION 7.17 of the Credit Agreement as of the last day of the fiscal quarter ended December 31, 1998 and the Lenders hereby waive the Default arising from such failure.

     4. AMENDMENT TO SECTION 7.17. SECTION 7.17 of the Credit Agreement is deleted in its entirety and replaced by the following SECTION 7.17:

          "Section 7.17 MINIMUM INTEREST COVERAGE RATIO. Borrower shall not permit the Interest Coverage Ratio to be less than 1.3 to 1.0 as of the last day of the fiscal quarters ending March 31 and June 30, 1999, 1.4 to 1.0 as of the last day of the fiscal quarter ending September 30, 1999; 1.5 to 1.0 for the fiscal quarter ending December 31, 1999; or 2.0 to 1.0 as of the last day of any fiscal quarter ending after December 31, 1999."

     5. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. The obligations of the Lenders herein and the effectiveness of the other provisions of this Amendment shall be subject to the fulfillment of the following conditions precedent in a manner satisfactory to the Agent:

     (a) The Agent shall have received all the following (each of the following documents in form and substance satisfactory to the Agent):

          (i) A copy of the resolutions of the Board of Directors of the Borrower, dated on the date hereof, certified by the Secretary of Assistant Secretary of the Borrower, authorizing the execution, delivery and performance by the Borrower of this Amendment and any other document to be delivered by the Borrower pursuant hereto;

          (ii) A certificate of the Secretary or an Assistant Secretary of the Borrower, dated on the date hereof, as to the incumbency and signature of the officers of the Borrower authorized to sign this Amendment and any other document to be delivered by the Borrower pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant Secretary;

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          (iii) All consents, approvals, waivers, authorizations and orders of any courts or governmental authorities (including, without limitation, federal and state banking authorities) or third parties required in connection with the execution, delivery and performance by the Borrower of this Amendment and each document to be delivered by Borrower pursuant hereto and the performance of the transaction contemplated hereby; and

          (iv) All other documents the Agent may reasonably request with respect to any matter relevant to this Amendment and the transactions contemplated hereby;

     (b) The representations and warranties contained in the Credit Agreement, as amended hereby, shall be true and correct in all material respects on and as of the date hereof and on and as of the date of actual execution and delivery hereof by the Borrower; and

     (c) All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this Amendment and any related agreements shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including records of corporate proceedings, required by this Amendment and any related agreements to be executed or which the Agent may reasonably have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

     6. DEFAULTS AND POTENTIAL DEFAULTS. The Borrower represents and warrants that after giving effect to this Amendment no Default or Potential Default exists under the Credit Agreement.

     7. EXPENSES. The Borrower shall pay all out-of-pocket expenses of the Agent arising in connection with the Loans and the preparation, execution delivery and administration of this Amendment, including, but not limited to, all reasonable legal fees and expenses incurred by the Agent.

     8. CONTINUED EFFECT. Except to the extent expressly provided herein, all terms, provisions and conditions of the Credit Agreement shall continue in full force and effect and the Credit Agreement shall remain enforceable and binding in accordance with its terms. The Borrower further ratifies, affirms, renews and extends the liens and security interests in the Collateral granted pursuant to the Security Documents.

     9. CHOICE OF LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

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     10.  COUNTERPARTS.  This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts.

     11. SUCCESSORS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower shall not assign any of its rights hereunder without the prior written consent of the Lenders.

     12. ENTIRE AGREEMENT. THE LOAN DOCUMENTS, INCLUDING THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, to be effective as of the date first above written.

                                      MICHAEL PETROLEUM CORPORATION



                                      By:  /s/ROBERT L. SWANSON
                                          ------------------------------------
                                      Name:
                                            ----------------------------------
                                      Title:    VICE PRESIDENT - FINANCE
                                             ---------------------------------



                                      CHRISTIANIA BANK OG KREDITKASSE,
                                      ASA, as the Agent and sole Lender



                                      By:  /S/WILLIAM S. PHILLIPS
                                          ------------------------------------
                                      Name:
                                            ----------------------------------
                                      Title:    FIRST VICE PRESIDENT
                                             ---------------------------------




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